Exhibit 99.1
December 12, 2018
For 11:45 a.m. ET release

Lowe's Outlines Areas of Strategic Focus at 2018 Analyst and Investor Conference
-- Company Reiterates Guidance for Fiscal 2018 -
-- Issues Guidance for Fiscal 2019 --
-- Announces New $10 Billion Share Repurchase Program --

Mooresville, N.C. - Lowe’s Companies, Inc. (NYSE: LOW) is meeting today with analysts and investors in Mooresville, North Carolina to discuss its strategic priorities and near- and long-term financial targets.

“We have substantially completed a detailed reassessment of our business and are diligently implementing process and technology improvements that are rooted in the fundamentals of retail and designed to position Lowe’s to win in today’s complex retail environment,” commented Marvin R. Ellison, Lowe’s president and CEO. “These transformational changes will take time but will enable Lowe’s associates to better focus on serving customers and capture significant market opportunities. As we work to position the company for the future, we will remain true to our mission of delivering the right home improvement products, with the best service and value, across every channel and community we serve.”

Today’s presentations include the company’s strategies to engage customers, drive merchandising excellence and deliver a seamless, omni-channel experience while maximizing operational efficiency.

“We anticipate that targeted initiatives designed to drive profitable sales, combined with an expense reduction culture, will allow us to generate significant cash flow from operations over the next three years,” commented David M. Denton, Lowe’s executive vice president and CFO. “We are committed to investing in the business while also returning excess cash to shareholders, and strongly believe we can deliver substantial value to all stakeholders.”

Underscoring its commitment to return excess cash to shareholders, the Board of Directors has authorized a new $10 billion common stock repurchase program. This new repurchase program has no expiration date and adds to the previous program’s balance, which was $4.5 billion as of Nov. 2, 2018. Repurchases will be subject to market conditions and will be made from time to time either in the open market or through private off-market transactions in accordance with the requirements of the Securities and Exchange Commission. The company’s repurchase program may be suspended, discontinued or resumed at any time.

“While our top priority remains building a sustainable foundation for long-term success, with our strategic reassessment substantially complete, we are committed to delivering on our near-term financial objectives,” Denton added. “We are pleased with our performance quarter-to-date, and we expect to achieve our Business Outlook.”

Lowe’s reiterates its prior sales and earnings guidance for Fiscal Year 2018, which was provided in its Nov. 20, 2018 earnings release, and issues its sales and earnings guidance for Fiscal Year 2019.

Lowe’s Business Outlook
Fiscal Year 2018 (comparisons to fiscal year 2017)

•	Total sales are expected to increase approximately 4 percent.

•	Comparable sales are expected to increase approximately 2.5 percent.

•	The company expects to add approximately 8 home improvement stores.

•
Operating income as a percentage of sales (operating margin) is expected to decrease 240 to 255 basis points[1], including 135 to 150 basis points from charges associated with its strategic reassessment.

•	The effective income tax rate is expected to be approximately 24 percent.

•	Diluted earnings per share of $4.08 to $4.24 are expected for the fiscal year ending Feb. 1, 2019.

•	Adjusted diluted earnings per share[2] are expected to be $5.08 to $5.13.

1 Includes 4 basis point net negative impact from the gain on the sale of the company’s interest in its Australian joint venture (2Q 2017) and the one-time bonus paid to eligible hourly U.S. employees (4Q 2017).
2 Adjusted diluted earnings per share is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measures Reconciliation” section of this release for additional information as well as a reconciliation between the Company’s GAAP and non-GAAP financial results.

Fiscal Year 2019 (comparisons to fiscal year 2018 business outlook)

•	Total sales are expected to increase approximately 2 percent.

•	Comparable sales are expected to increase approximately 3 percent.

•	Operating income as a percentage of sales (operating margin) is expected to increase 235 to 250 basis points[3].

•	The effective income tax rate is expected to be approximately 25 percent.

•	Diluted earnings per share of $6.00 to $6.10 are expected for the fiscal year ending Jan. 31, 2020.

3 Includes 135 to 150 basis points positive impact from expected charges associated with the exit of Orchard Supply Hardware (2Q 2018) as well as certain U.S. and Canada store closings (3Q 2018), and the decision to exit the company’s Mexico retail operations and other non-core activities (3Q 2018).

A replay of today’s webcast, including the accompanying slides and other relevant materials, will be archived on Lowes.com/investor until the next Analyst and Investor Conference.

Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity” and similar expressions are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, Lowe’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions by Lowe’s and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts.  Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements.

A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, management and key personnel change, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, recently enacted or proposed tariffs, and other factors that can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives focused on omni-channel sales and marketing presence and enhance our efficiency, and otherwise successfully execute on our strategy and implement our strategic initiatives, including acquisitions, dispositions and the closing of certain stores and facilities; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches, ransomware and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax, environmental issues or privacy and data protection; (ix) positively and effectively manage our public image and reputation and respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales; and (x) effectively manage our relationships with selected suppliers of brand name products and key vendors and service providers, including third party installers. In addition, we could experience impairment losses and other charges if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities. With respect to acquisitions and dispositions, potential risks include the effect of such transactions on Lowe’s and the target company’s or operating business’s strategic relationships, operating results and businesses generally; our ability to integrate or divest personnel, labor models, financial, IT and other systems successfully; disruption of our ongoing business and distraction of management; hiring additional management and other critical personnel; increasing or decreasing the scope, geographic diversity and complexity of our operations; significant integration or disposition costs or unknown liabilities; and failure to realize the expected benefits of the transaction. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. The foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this release are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K and the description of material changes thereto, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events or otherwise, except as may be required by law.

Lowe’s Companies, Inc.
Lowe’s Companies, Inc. (NYSE: LOW) is a FORTUNE® 50 home improvement company serving more than 18 million customers a week in the United States, Canada and Mexico. With fiscal year 2017 sales of $68.6 billion, Lowe’s and its related businesses operate or service more than 2,240 home improvement and hardware stores and employ over 310,000 people. Founded in 1946 and based in Mooresville, N.C., Lowe’s supports the communities it serves through programs that focus on K-12 public education and community improvement projects. For more information, visit Lowes.com.

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Contacts:	Shareholders’/Analysts’ Inquiries:	Media Inquiries:
	Tiffany Mason	Dan Frahm
	704-758-2033	704-758-2350
	tiffany.l.mason@lowes.com	daniel.frahm@lowes.com

Lowe’s Companies, Inc.
Non-GAAP Financial Measures Reconciliation (Unaudited)

To provide additional transparency, the Company has presented the non-GAAP financial measure of forecasted adjusted diluted earnings per share to exclude the impacts of certain discrete items, as further described below, not contemplated in Lowe's original Business Outlook for 2018 to assist the user in understanding performance relative to that Business Outlook. The Company believes this non-GAAP financial measure provides useful insight for analysts and investors in evaluating what management considers the company’s operational performance.

During the first nine months of fiscal 2018, the Company performed a strategic reassessment that resulted in the following pre-tax charges, not contemplated in the Company’s original Business Outlook for fiscal 2018, being reflected in our forecasted results for fiscal 2018:

•
On August 17, 2018, the company committed to exit its Orchard Supply Hardware (Orchard) operations. As a result, during the first nine months of 2018, the Company recognized $353 million of pre-tax charges consisting of long-lived asset impairments, discontinued projects, accelerated depreciation and amortization, severance and lease obligations related to the decision to close all Orchard locations. During the fourth quarter of fiscal 2018, the Company expects to recognize additional pre-tax charges of $270 million to $350 million related to lease obligations. Total pre-tax charges for fiscal year 2018 are estimated to range from $623 million to $703 million (Orchard Supply Hardware charges);

•
On October 31, 2018, the Company committed to close 20 under-performing stores across the U.S. and 31 locations in Canada, including 27 under-performing stores. As a result, during the first nine months of 2018, the Company recognized $121 million of pre-tax charges consisting of long-lived asset impairment and severance obligations. During the fourth quarter of fiscal 2018, the company expects to recognize additional pre-tax charges of $190 million to $230 million related to lease obligations. Total pre-tax charges for fiscal year 2018 are estimated to range from $311 million to $351 million (U.S. and Canada closing charges);

•
On November 20, 2018, the Company announced its plans to exit retail operations in Mexico and is exploring strategic alternatives. During the first nine months of 2018, $22 million of long-lived asset impairment was recognized on certain assets in Mexico as a result of the strategic evaluation (Mexico impairment charge), and;

•
During the third quarter of fiscal 2018, the company identified certain non-core activities within its U.S. home improvement business to exit, including Alacrity Renovation Services and Iris Smart Home. As a result, during the first nine months of 2018, the Company recognized pre-tax charges of $14 million associated with long-lived asset impairment and inventory write-down (Non-core activities charges).

Forecasted adjusted diluted earnings per share should not be considered an alternative to, or a more meaningful indicator of, the Company’s actual or forecasted diluted earnings per share as prepared in accordance with GAAP. The company’s methods of determining this non-GAAP financial measures may differ from the method used by other companies for these or similar non-GAAP financial measures. Accordingly, this non-GAAP measure may not be comparable to the measures used by other companies.

Detailed reconciliations between the company’s GAAP and non-GAAP financial results are shown below and available on the company’s website at www.lowes.com/investor.

	Fiscal 2018 Lowe’s Business Outlook
	Low End of Guidance Range			High End of Guidance Range
	Pre-Tax Impact	Tax Impact	Net Earnings Impact	Pre-Tax Impact	Tax Impact	Net Earnings Impact
Forecasted diluted earnings per share			$4.08			$4.24
Non-GAAP Adjustments
Orchard Supply Hardware charges	0.86	(0.22)	0.64	0.76	(0.19)	0.57
U.S. and Canada closing charges	0.44	(0.11)	0.33	0.39	(0.10)	0.29
Mexico impairment charge [1]	0.02	—	0.02	0.02	—	0.02
Non-core activities charges	0.02	(0.01)	0.01	0.02	(0.01)	0.01
Forecasted adjusted diluted earnings per share			$5.08			$5.13

1 The amounts, nature and timing of any additional charges associated with the intended exit of the Mexico retail operations will depend on the plan executed, and therefore, such amounts are not reflected in the Company’s updated Business Outlook.